UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2013

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. (the “Corporation”), held on May 7, 2013, Jere M. Coxon retired from the Board of Directors of the Corporation.

ITEM 5.07            Submission of Matters to a Vote of Security Holders.

On May 7, 2013, Mid Penn Bancorp, Inc. (the “Corporation”) held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies.  At the Annual Meeting, the shareholders of the Corporation voted on the following proposals described in the Proxy Statement dated March 28, 2013.

The proposals voted on and approved or disapproved by the shareholders of the Corporation at the Annual Meeting were as follows:

Proposal No. 1.  The Corporation’s shareholders elected three individuals to serve as Class C members of the Board of Directors to serve for a three-year term and until their successors are elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert A. Abel	1,908,891	64,734	661,232
Theodore W. Mowery	1,893,239	80,386	661,232
William A. Specht, III	1,930,187	43,438	661,232

Proposal No. 2.  The Corporation’s shareholders ratified a non-binding proposal to approve the executive compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure (together with the accompanying narrative disclosure) regarding the named executive officers in the Corporation’s Proxy Statement, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,730,368	162,738	80,519	661,232

Proposal No. 3.  The Corporation’s shareholders ratified a non-binding proposal on the frequency of non-binding shareholder votes on executive compensation for every year.  The vote for this proposal was as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,582,232	88,566	165,678	137,149	661,232

Proposal No. 4.  The Corporation’s shareholders ratified the appointment of ParenteBeard LLC, of Harrisburg, Pennsylvania, as the Corporation’s independent registered public accounting firm for the year ending December 31, 2013, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,603,481	6,780	24,596	-

Item 7.01            Regulation FD Disclosure.

            The slides used and presented at the Annual Meeting of Shareholders are attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)
Date: May 8, 2013	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer

Exhibit 99.1

Exhibit Number	Exhibits
99.1	Slides from the Annual Meeting of Shareholders